UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022

HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Summer Street
Boston, MA 02110
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 781-848-7100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share	HAE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)

On October 17, 2022, the Board of Directors of Haemonetics Corporation (the “Company”) appointed Maryanne Farris as the Company’s principal accounting officer. James D’Arecca, who had previously been designated as the Company’s principal accounting officer, will continue in his role as the Company’s Executive Vice President, Chief Financial Officer and principal financial officer.

Ms. Farris, age 47, joined the Company as Vice President, Chief Accounting Officer on October 17, 2022. She previously served as Chief Accountant at Azenta, Inc. (f/k/a Brooks Automation), a global life sciences company, from June 2017 to October 2022 where her responsibilities included leading a global team of over fifty employees in support of all areas of accounting, reporting and processes. Prior to joining Azenta, Inc., Ms. Farris served from December 2013 to June 2017 as Director of Americas Accounting at Nuance Communications, Inc., a multinational computer software technology corporation, and earlier in her career held finance and accounting positions of increasing responsibility at GFI Software, Varian Semiconductor Equipment Associates, Inc., OneBeacon Insurance Group, Ltd. and John Hancock Financial Services, Inc. Ms. Farris is a certified public accountant and began her career as an auditor at Ernst & Young LLP from September 1997 to January 2001. She holds a Bachelor of Science in Business Administration from the University of Massachusetts Amherst.

Ms. Farris has no family relationship with any director or executive officer of the Company, and she has no relationship requiring disclosure under Item 404(a) of Regulation S-K. Ms. Farris will enter into the Company’s standard form of indemnification agreement, a copy of which is incorporated by reference into the Company’s Form 10-K for the fiscal year ended April 2, 2022.

(e)

On October 14, 2022, the Company and Michelle Basil, Executive Vice President, General Counsel, mutually agreed that Ms. Basil would continue in her current role with the Company and terminated that certain letter agreement dated June 14, 2022 setting forth the terms of her retention and transition through October 31, 2022 (a copy of which was filed as Exhibit 10.2 to the Company’s Form 10-Q for the fiscal period ended July 2, 2022).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

October 19, 2022	By:	/s/ Christopher A. Simon
	Name:	Christopher A. Simon
	Title:	President and Chief Executive Officer